Exhibit 99.1

Presentation to Investors William H. Roof, Ph.D., CEO Bill White, CFO Robert Williamsen, SME Intellicheck Mobilisa Proprietary 1

Safe Harbor Statement • Certain statements in this presentation constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended . Words such as "will," "believe," "expect," "anticipate“, "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward - looking statements . There is no assurance that the proposed changes in the company’s business model will result in positive cash flows or profitability . Actual results may differ materially from the information presented here . Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission . We do not assume any obligation to update the forward - looking information . Intellicheck Mobilisa Proprietary 2

Company Overview • Recognized as the Leader in Driver License Scanning, Identification and Verification Technologies • NYSE MKT: IDN • Founded in 1994, IPO in 1999 • Intellicheck and Mobilisa merged in 2008 • Headquartered in Washington State • East Coast office in Jericho, NY • We count Fortune 500 companies among our customer base Intellicheck Mobilisa Proprietary 3

Management Team Bill White Chief Financial Officer Russell Embry Chief Technology Officer William H. Roof, MBA, Ph.D . President and CEO Robert Williamsen Subject Matter Expert Consultant Intellicheck Mobilisa Proprietary 4

Our Business • Our core business is to verify and validate persons’ identities in support of – Enhanced Safety • Safeguarding personal identity information • Physical Safety – Regulatory Compliance • Automated application of individual State personal information laws • Automated age verification – F raud Prevention • Credit card and loyalty program enrollment • Merchandise returns • Account lookups and verification Intellicheck Mobilisa Proprietary 5

Our Vision • We will move our technologies to new markets that will benefit from enhanced safety, regulatory compliance and fraud prevention. • We will move our technologies to the web to provide enhanced safety, regulatory compliance and fraud prevention for the billions of transactions that occur there each day. • We will leverage our IP to create barriers to entry in the new markets we pursue. Intellicheck Mobilisa Proprietary 6

Our Identification (ID) Technology • Software that scans/extracts information from driver licenses (DL) and other ID forms containing 1D/2D barcodes and magnetic stripes – Eliminates human error caused by manual data entry, interpretation and re - entry • Protected by 19 Patents: 16 US, 2 Canadian, 1 UK – Other patents pending – Numerous channel partner and licensing opportunities • ID Scanning designed for multiple platforms – Smart phones (Mac iOS and Android) – Tablets (Mac iOS and Android) – Mobile and fixed dedicated barcode scanners Intellicheck Mobilisa Proprietary 7

Identification Technology Background • Intellicheck Mobilisa has strong business relationships with Departments of Motor Vehicles (DMV) in all 50 US States • Each State DMV shares its unique state electronic format with us so that we can verify driver license format compliance when we scan the driver license barcode or read the magnetic strip – We function as the independent verification and validation (IV&V) test facility for many of these DMVs when they release new driver licenses • We verify the validity of a driver license by matching the electronic format for each State with our State DMV library, which we constantly update (Intellicheck Mobilisa patent) Intellicheck Mobilisa Proprietary 8

Our Identification (ID) Technology • We developed and maintain the nation’s largest ID card development library • Our latest product releases require our Software as a Service (SaaS) model to generate recurring revenues and minimize support costs • We are developing a “sunset” strategy for our older software deployments and have begun moving our customers to our SaaS model • We are moving toward all of our products being web - based, with SaaS as the foundation for our pricing • We will offer both subscription and transaction models Intellicheck Mobilisa Proprietary 9

Existing and Potential Markets

Existing Markets

- Financial
  - Credit card application
  - Fraud prevention
- Hospitality
  - Hotel check-in
  - Customer loyalty application
  - Fraud prevention
- Homeland Security
  - Transportation Worker Identity Credential (TWIC)
- National Defense
  - Military Base access control
- Law Enforcement
  - Mobile field identification
- Retail
  - Credit card application
  - Fraud prevention
  - Age verification
  - Customer loyalty application
  - Rental Car market

Potential Markets

- All potential markets employ our patents to erect barriers to competition
  - Education
    - School safety
      - "Know who is on campus"
  - Emergency/Disaster Management
    - Victim ID
    - Triage management
    - Disaster zone personnel manifests
  - Healthcare
    - Accurate patient information for admissions and discharges
    - Healthcare plan enrollment
  - Law Enforcement (re-start)
    - Officer safety
    - Real-time situational awareness
  - Online identity verification
    - "2forms" validation and verification

INTELLICHECK MOBILISA
Leading the way in Identity and Wireless Solutions
Intellicheck Mobilisa Proprietary
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Initiatives • New Pricing Models – Focus on recurring revenues – Revenue sharing for larger, recognizable customers who will partner with us and sell into their channels – Less complex accounting and accounts payable for customers to manage • New Markets – Education – Emergency/Disaster Management – Healthcare – Law Enforcement (market re - start) – Online identity verification • New Products – Leverage existing IP and technologies for new markets – Stress safety, compliance and fraud prevention Intellicheck Mobilisa Proprietary 11

Initiatives • Re - Branding – Standardize product naming based upon easily recognizable common theme – Generate market awareness and reputation for quality • Business Relationships – Mentor/Protégé relationship with large businesses in accordance with the US Small Business Administration’s existing programs – Revenue sharing with large channel partners • Updated Infrastructure – Increased accounting system granularity – Service Management • Upgrade our MSCRM software or leverage our Mentor’s infrastructure to enhance and scale our customer support organization Intellicheck Mobilisa Proprietary 12

New Market: Education • Projected US Market Size: $ 526,266,333 annual recurring revenues (K - 12 only) – 5% Market Share: $26,313,333 annual recurring revenues • It is important to know who is entering the school – Restraining orders – Sex offenders – Wanted and/or dangerous criminals • Visitor Badging Station checks visitor’s driver license against criminal databases Intellicheck Mobilisa Proprietary 13

New Market: Emergency/Disaster Management • Projected US Market Size: $ 744,151,140 (does not include National Guard) – 5% Market Share: $37,207,557 annual recurring revenues • New, unique process for triage of large numbers of injured people focusing on identification, location, condition and medical services rendered – Natural disasters (Hurricane Katrina) – Terrorist attacks (911) – Catastrophic accidents (train derailment) Intellicheck Mobilisa Proprietary 14

New Market: Healthcare • Projected US Market Size: $ 139,741,956 annual recurring revenues (only civilian ER and Urgent Care facilities) – 5% Market Share: $6,987,097 annual recurring revenues • Accurate patient admission data ensures accurate treatment • Eliminates manual form - fills by elderly, sick or non - English speakers and subsequent review and manual data entry into the hospital’s admissions system • Admissions – Hospital Emergency rooms – Urgent Care Facilities Intellicheck Mobilisa Proprietary 15

New Market: Law Enforcement (re - start) • Projected US Market Size: $530,469,000 annual recurring revenues (Federal, State and Local LE) – 5% Market Share: $26,523,450 annual recurring revenues • We will re - start our law enforcement initiatives – Bring in Subject Matter Experts (SME) to help us re - factor the Fugitive Finder product to be completely intuitive and “police friendly” in high - stress situations – Use of Subject Matter Experts (SME) to define and support development of new law enforcement products – Hire and train a sales force capable of working with law enforcement agencies to establish • Budgets • Training programs • Inter - agency networks • Product and process ownership Intellicheck Mobilisa Proprietary 16

New Market: Online Identity Verification • Projected US Market Size: $ 380,016,000 annual recurring revenues (transaction model) – 5% Market Share: $19,000,800 annual recurring revenues • Provide second method for verifying consumer’s identity when making online purchases – Reduces online fraud and the consequences of identity theft • Partner with online markets (Amazon, etc.) and credit card agencies to reduce losses due to identity fraud Intellicheck Mobilisa Proprietary 17

Summary: Annual Market Potential, 5% Share Estimated at $166,887,237 Existing Markets $50,855,000 • Base Security – $2,670,000 • Compliance – $37,200,000 • Hospitality – $4,335,000 • Port Security – $6,650,000 New Markets $116,032,238 • Education – $26,313,333 • Emergency/Disaster Management – $37,207,557 • Healthcare – $6,987,097 • Law Enforcement – $26,523,450 • Online Identity – $ 19,000,800 Intellicheck Mobilisa Proprietary 18

Q3 Financial Highlights • Revenue $3.2M • EBITDA $445K • Net Income $328K • Operating Expenses $1.7M • Gross Margin 62.6% Intellicheck Mobilisa Proprietary 19

Revenue: Previous 12 Months Intellicheck Mobilisa Proprietary 20 0 500 1000 1500 2000 2500 3000 3500 2013 Q4 2014 Q1 2014Q2 2014Q3 REVENUE

Bookings: Previous 12 Months Intellicheck Mobilisa Proprietary 21 0 500 1000 1500 2000 2500 3000 3500 2013 Q4 2014 Q1 2014Q2 2014Q3 Bookings

Summary • Our core business is to verify and validate persons’ identities in support of – enhanced safety – regulatory compliance – fraud prevention • We will move our technologies to new markets that will benefit from enhanced safety, regulatory compliance and fraud prevention. • We will move our technologies to the web to provide enhanced safety, regulatory compliance and fraud prevention for the billions of transactions that occur there each day. • We will leverage our IP to create barriers to entry in the new markets we pursue. • We will pursue high margin, recurring revenue business with a factored potential of annual revenues exceeding $150M. Intellicheck Mobilisa Proprietary 22